Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 14,  2019 (the “Sixth Amendment Execution Date”), among EPSILON ENERGY USA INC (“Borrower”), the LENDERS (as hereinafter defined), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, “Administrative Agent”').

WHEREAS, Borrower, the financial institutions party thereto (collectively, together with their respective successors and assigns, the “Lenders”), and Administrative Agent are parties to that certain Credit Agreement dated as of July 29, 2013, as amended by First Amendment to Credit Agreement dated as of December 10, 2015, Second Amendment to Credit Agreement dated as of October 11, 2016, Third Amendment to Credit Agreement dated as of February 21, 2017, Fourth Amendment to Credit Agreement dated as of August 4, 2017, and Fifth Amendment to Credit Agreement dated as of January 7, 2019 (as so amended, the “Credit Agreement”);

WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, Administrative Agent and the Lenders are willing to agree to such amendments; and

WHEREAS, Borrower, the Lenders and Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.   Amendments to the Credit Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, the parties hereto agree that:

(a)      Section 7.1(a) of the Credit Agreement is hereby amended to delete the reference to “ninety (90) days” and to replace it with “one hundred twenty (120) days”.

(b)      Article 7 of the Credit Agreement is hereby amended to add new Section 7.17 to read as follows:

Section 7.17   Commodity Hedging. To the extent Utilization at any time exceeds 25%, Borrower shall either (a) immediately prepay the entire amount of such excess to Administrative Agent, for the ratable account of Revolving Credit Lenders, or (b) within 3 Business Days of such occurrence, enter into, and thereafter maintain,

Sixth Amendment to Credit Agreement

Acceptable Commodity Hedging Agreements at strike prices acceptable to Administrative Agent covering at least 75% of Projected Production of natural gas for the first full 12 months after such occurrence and 50% of Projected Production of natural gas for the succeeding 6 months.

SECTION 3.   Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of date Administrative Agent shall have received each of the following, which shall be in form and substance satisfactory to Administrative Agent:

(a)      counterparts of this Amendment executed by Borrower, Guarantors, the Lenders and Administrative Agent;

(b)      all fees and expenses required to be paid pursuant to the Loan Documents, including, without limitation, the fees and expenses of Winstead PC invoiced on or prior to the Sixth Amendment Execution Date; and

(c)      such other certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

SECTION 4.   Reaffirmation of Borrowing Base. Subject to the satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment and effective as of the Sixth Amendment Execution Date, the Borrowing Base is hereby reaffirmed at $23,000,000. The foregoing redetermination of the Borrowing Base is a periodic redetermination of the Borrowing Base under Section 2.10(b) of the Credit Agreement. The Borrowing Base as so redetermined shall remain in effect until the next periodic redetermination of the Borrowing Base under Section 2.10(b) of the Credit Agreement, unless otherwise adjusted pursuant to the other provisions of Section 2.10 of the Credit Agreement.

SECTION 5.   Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Obligated Party acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of any Obligated Party under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 6.   Borrower’s Representations and Warranties. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Obligated Party represents and warrants to Administrative Agent and the Lenders (with the knowledge and intent that Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) that, as of the Sixth Amendment Execution Date:

(a)      The execution, delivery, and performance by such Person of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not and will not (i) violate or conflict with, or result in a breach of, or require any consent under (A) the Constituent Documents of such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental

Sixth Amendment to Credit Agreement

Authority or arbitrator which could result in a Material Adverse Event, or (C) any agreement or instrument to which such Person is a party or by which it or any of its Properties is bound or subject which could result in a Material Adverse Event, or (i) constitute a default under any such agreement or instrument which could result in a Material Adverse Event, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Person.

(b)      This Amendment constitutes legal, valid, and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by Debtor Relief Laws.

(c)      No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by such Person of this Amendment or the validity or enforceability hereof.

(d)      All of the representations and warranties contained in Article 6 of the Credit Agreement are true and correct on and as of the Sixth Amendment Execution Date with the same force and effect as if such representations and warranties had been made on and as of the Sixth Amendment Execution Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 7(d), the representations and warranties contained in Section 6.2 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.l(a) and (b) of the Credit Agreement, respectively.

(e)      At the time of and after giving effect to this Amendment, no Default exists.

SECTION 7.   Effect of Amendment. This Amendment, except as expressly provided herein, (a) shall not be deemed to be a consent to the modification or a waiver of any other term or condition of the Credit Agreement, any Security Document or any other Loan Document, (b) shall not prejudice any right or rights which Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, any Security Document or any other Loan Document, and (c) shall not be deemed to be a waiver of any existing or future Default under the Credit Agreement, any Security Document or any other Loan Document.

SECTION 8.   Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In evidencing this Amendment,  it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by facsimile or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 9.   Ratification. Each Obligated Party ratifies and acknowledges that the Loan Documents to which it is a party are valid, subsisting and enforceable, except as limited by Debtor Relief Laws.

Sixth Amendment to Credit Agreement

SECTION 10.   NOTICE OF FINAL AGREEMENT. THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND THE INTERCREDITOR AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank. Signature pages follow.]

Sixth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Sixth Amendment Execution Date.

EPSILON ENERGY USA INC,
as Borrower

By:	/s/ B. Lane Bond
Name:	B. LANE BOND
Title:	CFO

ACKNOWLEDGED AND AGREED:

EPSILON ENERGY LTD.,
as a Guarantor

By:	/s/ B. Lane Bond
Name:	B. LANE BOND
Title:	CFO

EPSILON MIDSTREAM, LLC,
as a Guarantor

By:	Epsilon Energy USA Inc,
its Managing Member

By:	/s/ B. Lane Bond
Name:	B. LANE BOND
Title:	CFO

Sixth Amendment to Credit Agreement- Signature Page

ACKNOWLEDGED AND AGREED:

DEWEY ENERGY HOLDINGS, LLC,
as a Guarantor

By:	/s/ B. Lane Bond
Name:	B. LANE BOND
Title:	CFO

DEWEY ENERGY GP, LLC,
as a Guarantor

By:	/s/ B. Lane Bond
Name:	B. LANE BOND
Title:	CFO

Sixth Amendment to Credit Agreement- Signature Page

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Jamie Hibbert
Name:	Jamie Hibbert
Title:	Vice President

Sixth Amendment to Credit Agreement- Signature Page